Exhibit 10.1

AMENDMENT NUMBER TWO

TO LOAN, GUARANTY AND SECURITY AGREEMENT

This AMENDMENT NUMBER TWO TO LOAN, GUARANTY AND SECURITY AGREEMENT (this “Agreement”), dated as of April 22, 2019 is entered into by and among GUESS?, INC., a Delaware corporation (“Parent”), GUESS? RETAIL, INC., a Delaware corporation (“Retail”), GUESS.COM, INC., a Delaware corporation (“Com”; and together with Parent, and Retail, each a “U.S. Borrower” and collectively, the “U.S. Borrowers”), GUESS? CANADA CORPORATION, a company amalgamated under the laws of the province of Nova Scotia, Canada (“Canadian Borrower”; and together with U.S. Borrowers, each a “Borrower” and collectively, the “Borrowers”), Parent and certain Subsidiaries of Parent party to this Agreement as guarantor (each, a “Guarantor” and collectively, the “Guarantors”), BANK OF AMERICA, N.A., as agent for the lenders identified below (in such capacity, the “Agent”), and each of the lenders set forth on the signature pages hereof (the “Lenders”). Capitalized terms not otherwise defined herein are defined in the Loan Agreement (as defined below).

RECITALS

A. Borrowers, Guarantors, Agent, and Lenders are parties to that certain Loan, Guaranty and Security Agreement, dated as of June 23, 2015, as amended by that certain Amendment Number One to Loan, Guaranty and Security Agreement, dated as of February 16, 2016 (as further amended, restated, amended and restated, supplemented, extended or otherwise modified in writing from time to time, the “Loan Agreement”).

B.    Borrowers have requested and Agent and Required Lenders agreed to amend the Loan Agreement as follows:

AMENDMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

I.    AMENDMENTS TO THE LOAN AGREEMENT.

A.    Section 1.1 of the Loan Agreement is hereby amended by adding the following definitions thereto in alphabetical order:

Division: the creation of one or more new limited liability companies by means of any statutory division of a limited liability company pursuant to any applicable limited liability company act or similar statue of any jurisdiction. “Divide” shall have the corresponding meaning.

Permitted Convertible Note Debt: the Debt and other obligations incurred by Parent on or about the Second Amendment Effective Date pursuant to the Permitted Convertible Note Documents which include (i) the Permitted Convertible Notes and (ii) any Debt and other obligations under the Hedging Agreements and other agreements, in each case, entered into in connection with the Permitted Convertible Note Debt and Permitted Convertible Note Documents, including any renewals, extensions or refinancings thereof, as long as each Refinancing Condition is satisfied.

Permitted Convertible Note Documents: that certain indenture, to be dated on or about the Second Amendment Effective Date, between Parent and U.S. Bank National Association, as trustee (the “Indenture”) providing for the issuance of the Permitted Convertible Notes, together with the Permitted Convertible Notes, Hedging Agreements in connection with the Permitted Convertible Note Debt and other documents executed or delivered by Parent in connection therewith, in each case, as amended, replaced, supplemented, extended, refinanced or otherwise modified from time to time so long as, in the case of any renewal, extension or refinancing, each Refinancing Condition is satisfied.

Permitted Convertible Notes: convertible notes in an aggregate principal amount up to but not exceeding $350,000,000 issued on or about the Second Amendment Effective Date pursuant to the Permitted Convertible Note Documents.

Permitted Share Repurchases: the purchase, redemption or other acquisition or retirement of common Equity Interests of the Parent with the proceeds of the issuance of the Permitted Convertible Note Debt.

Second Amendment: that certain Amendment Number Two to Loan, Guaranty and Security Agreement dated as of April 22, 2019 among Borrowers, Guarantors, Agent and Lenders.

Second Amendment Effective Date: April 22, 2019.

B.    Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of “Asset Disposition” and replacing it with the following:

“Asset Disposition: a sale, lease, license, transfer or other disposition of Property of an Obligor, including any disposition by Division or in connection with a sale-leaseback transaction or synthetic lease.”

C.    The definition of “Consolidated Fixed Charge Coverage Ratio” in Section 1.1 of the Loan Agreement is hereby amended by amending and restating clauses (i) and (iii) of subsection (b) thereof as follows:

“(i) Consolidated Interest Charges (excluding non-cash charges in connection with Swap Obligations or the Permitted Convertible Note Debt),”

“(iii) Distributions (other than Upstream Payments from a Subsidiary of Parent to another Subsidiary of Parent or to Parent and Permitted Share Repurchases) paid in cash;”

D.    The definition of “Permitted Asset Disposition” in Section 1.1 of the Loan Agreement is hereby amended by deleting the word “and” at the end of clause (p), adding the word “and” at the end of clause (q) and adding the following as clause (r):

“(r) the unwinding of the Hedging Agreements in connection with the Permitted Convertible Note Debt entered into by Parent on or about the Second Amendment Effective Date in accordance with their terms in connection with the payment, repurchase or conversion of the Permitted Convertible Notes;”

E.    The proviso at the end of the definition of “Permitted Asset Disposition” in Section 1.1 of the Loan Agreement is hereby amended and restated by deleting it in its entirety and replacing it with the following:

“provided, however, that any Asset Disposition of any Obligor pursuant to clauses (a), (b), (f), (g), (h), (j), (n), (p) or (r) shall be for fair market value in all material respects.”

F.    Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of “Refinancing Debt” and replacing it with the following:

“Refinancing Debt: Borrowed Money that is the result of an extension, renewal or refinancing of Debt permitted under Section 10.2.1(b), (d), (f), (n) or (v).”

G.    The introductory paragraph in Section 10.1.9(a) of the Loan Agreement is hereby amended and restated by deleting it in its entirety and replacing it with the following:

“(a) Upon the formation (by Division or otherwise) or acquisition of any new direct or indirect wholly-owned Subsidiary by any Obligor, and, if such Person is not an IP Subsidiary or a Foreign Subsidiary or a Qualified CFC Holding Company (other than a wholly-owned Subsidiary organized under the laws of Canada or a province or territory thereof which shall be caused to guaranty the Canadian Obligations), then Parent shall, at Parent’s expense:”

H.    The introductory paragraph in Section 10.1.9(b) of the Loan Agreement is hereby amended and restated by deleting it in its entirety and replacing it with the following:

“(b) Upon the formation (by Division or otherwise) or acquisition of any new direct or indirect non wholly-owned Subsidiary by any Obligor, and, if such Person is not a Foreign Subsidiary or a Qualified CFC Holding Company (in each case, other than a Subsidiary of a Canadian Obligor organized under the laws of Canada or a province of territory thereof), then Parent shall, at Parent’s expense:”

I.    Section 10.2.1 of the Loan Agreement is hereby amended by deleting the word “and” at the end of clause (t), amending and restating clause (u) thereof as follows and adding clause (v) thereto as follows:

“(u) other unsecured Debt (i) in an aggregate principal amount at any one time outstanding not to exceed an amount equal to $500,000,000 minus the outstanding principal amount of the Permitted Convertible Notes at such time, (ii) pursuant to loan agreements, indentures or other documentation having covenants and other terms with respect to the Obligors that are no more restrictive in any material respect than those in this Agreement, and (iii) with a maturity date after the Revolver Termination Date; and

(v) the Permitted Convertible Note Debt.”

J.    Section 10.2.4 of the Loan Agreement is amended by deleting the word “and” at the end of clause (c) and adding the following clause (e) at the end of clause (d) as follows: “; and (e) Permitted Share Repurchases and, for the avoidance of doubt, (A) payments on or about the Second Amendment Effective Date pursuant to the Hedging Agreements entered into in connection with the Permitted Convertible Note Debt, and (B) the settlement of any related Hedging Agreement entered into in connection with the Permitted Convertible Note Debt under which Parent may be obligated to deliver common Equity Interests of the Parent, including (i) by delivery of common Equity Interests of the Parent or (ii) by (x) payment of a net amount in cash in respect of any early termination or maturity of any Hedging Agreement entered into in connection with the Permitted Convertible Note Debt or (y) delivery of common Equity Interests of the Parent or payment of a net amount in cash upon an early termination or maturity of any such Hedging Agreement;”

K.    Section 10.2.8 of the Loan Agreement is amended by amending and restating clause (iv) thereof as follows:

“(iv) payments of or in respect of such Borrowed Money by any combination of (x) the issuance of the common stock of Parent, (y) cash payments in lieu of fractional Equity Interests in connection therewith, and (z) the making of any Distribution, or other payment, permitted by Section 10.2.4 hereof, including, without limitation, in connection with the conversion of the Permitted Convertible Note Debt,”

L.    Section 10.2.14(f) of the Loan Agreement is hereby amended and restated by deleting it in its entirety and replacing it with the following:

“(f)    relating to the Debt permitted under Section 10.2.1(c), (i), (r), (u) or (v);”

M.    Section 10.2.15 of the Loan Agreement is hereby amended by adding the following language after the phrase “not for speculative purposes” in Section 10.2.15:

“, it being understood that for avoidance of doubt, the Permitted Convertible Note Documents shall be permitted under this Section 10.2.15.”

II.    CONDITIONS TO EFFECTIVENESS. The effectiveness of this Agreement is subject to delivery to Agent of a fully executed copy of this Agreement signed by Borrowers, Guarantors, Agent and Required Lenders.

III.    MISCELLANEOUS.

A.    Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Agreement, shall survive the execution and delivery of this Agreement and the other Loan Documents, and no investigation by Agent or the Lenders shall affect the representations and warranties or the right of the Lenders or Agent to rely thereon.

B.    Reference to Loan Agreement. The Loan Agreement, each of the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference therein to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

C.    Loan Agreement Remains in Effect. The Loan Agreement and the Loan Documents, as amended hereby, remain in full force and effect and each Borrower and each Guarantor ratifies and confirms its agreements and covenants contained therein. Each Borrower and each Guarantor hereby confirms that to the best of its knowledge no Event of Default or Default exists.

D.    Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

E.    Counterparts; Facsimile. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart to this Agreement by facsimile or other electronic means (including in “.pdf” or “.tif” format) shall be effective as an original.

F.    Headings. The headings, captions and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

G.    NO ORAL AGREEMENTS. THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT BETWEEN LENDERS, AGENT, BORROWERS AND GUARANTORS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AGENT, LENDERS, BORROWERS AND GUARANTORS.

H.    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS); PROVIDED, HOWEVER, THAT IF THE LAWS OF

ANY JURISDICTION OTHER THAN CALIFORNIA SHALL GOVERN IN REGARD TO THE VALIDITY, PERFECTION OR EFFECT OF PERFECTION OF ANY LIEN OR IN REGARD TO PROCEDURAL MATTERS AFFECTING ENFORCEMENT OF ANY LIENS IN COLLATERAL, SUCH LAWS OF SUCH OTHER JURISDICTIONS SHALL CONTINUE TO APPLY TO THAT EXTENT.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by its authorized officers as of the day and year first above written.

OBLIGORS:

GUESS?, INC.,
a Delaware corporation, as a U.S. Borrower and Guarantor

By:	/s/ Sandeep Reddy

Name:	Sandeep Reddy

Title:	Chief Financial Officer

GUESS? RETAIL, INC., a Delaware corporation, as a U.S. Borrower and Guarantor

By:	/s/ Sandeep Reddy

Name:	Sandeep Reddy

Title:	Chief Financial Officer

GUESS.COM, INC., a Delaware corporation, as a U.S. Borrower and Guarantor

By:	/s/ Sandeep Reddy

Name:	Sandeep Reddy

Title:	Chief Financial Officer and Treasurer

GUESS? CANADA CORPORATION, a company amalgamated under the laws of the province of Nova Scotia, Canada, as Canadian Borrower

By:	/s/ Sandeep Reddy

Name:	Sandeep Reddy

Title:	Chief Financial Officer

GUESS? VALUE LLC, a Virginia limited liability company, as Guarantor

By:	/s/ Sandeep Reddy

Name:	Sandeep Reddy

Title:	Chief Financial Officer and Treasurer

[Signature page to Amendment Number Two to Loan, Guaranty and Security Agreement]

AGENT AND LENDERS:

BANK OF AMERICA, N.A.,
as Agent and a U.S. Lender

By:	/s/ Phuong Nguyen

Name:	Phuong Nguyen

Title:	Senior Vice President

BANK OF AMERICA, N.A.
(acting through its Canada branch), as a Canadian Lender

By:	/s/ Sylwia Durkiewicz

Name:	Sylwia Durkiewicz

Title:	Vice President

BANK OF THE WEST, as a U.S. Lender

By:	/s/ Shikha Rehman

Name:	Shikha Rehman

Title:	Director

BANK OF THE WEST, as a Canadian Lender

By:	/s/ Shikha Rehman

Name:	Shikha Rehman

Title:	Director

HSBC BANK USA, NATIONAL
ASSOCIATION,
as a U.S. Lender

By:	/s/ Kevin Toda

Name:	Kevin Toda

Title:	SVP

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Canadian Lender

By:	/s/ Kevin Toda

Name:	Kevin Toda

Title:	SVP